                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 12, 2001



                                  EDUVERSE.COM
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



         00-27239                                        88-0277072
(Commission file number)                    (I.R.S. Employer Identification No.)



                          1135 Terminal Way, Suite 209
                             Reno, Nevada 89502-2168
                    (Address of Principal Executive Offices)

                                 (360) 332-7734
                           (Issuer's telephone number)

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Items 2 through 6 and 8 are not applicable

Item 1. Changes in Control of Registrant


     (a) On December 12, 2001, the board of directors of Eduverse.Com, a Nevada corporation (the "Company") authorized the execution of a settlement agreement between the Company and Investor Communications International, Inc. ("ICI") and the subsequent issuance of 249,870 shares of its restricted common stock.

     The Company has incurred debt inclusive of accrued interest in the aggregate amount of $37,480.55 with ICI pursuant to past financial, administrative and managerial services performed by ICI on behalf of the Company. Therefore, the Company entered into a settlement agreement dated December 12, 2001 with ICI (the "Settlement Agreement"), whereby ICI agreed to settle the debt owed to it by the Company and accept the issuance of restricted common shares of the Company as settlement for all interest and principle due and outstanding as of the date of the Settlement Agreement. On December 12, 2001, the Company issued 249,870 shares of its restricted common stock to ICI.

     (b) Pursuant to a series of transactions and the effectuation of a reverse stock split of 1 for 50 shares of common stock of the Company, the board of directors of the Company desires to set forth the names and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5) of the Company's common stock, and the name and shareholdings of each officer and director, and all officers and directors as a group. As of the date of this Report, there are 1,000,000 shares of common stock issued and outstanding.

--------------------------------------------------------------------------------
Title of Class     Name and Address of            Amount and Nature   Percent of
                    Beneficial Owner                  of Class           Class
--------------------------------------------------------------------------------
                                                             (1)
Common Stock       Investor Communications            554,470            55.45%
                   International, Inc.
                   435 Martin Street, Suite 2000
                   Blaine, Washington 98230
                                                             (1)
Common Stock       Marc Crimeni                        61,939             6.19%
                   1235 West Pender Street
                   Vancouver, British Columbia
                   Canada V6E 2V1
                                                             (1)
Common Stock       Syncro-Data Systems, Inc.           88,340             8.83%
                   1235 West Pender Street
                   Vancouver, British Columbia
                   Canada V6E 2V1
                                                             (1)
Common Stock       Mark E. Bruk                        71,266             7.13%
                   1235 West Pender Street
                   Vancouver, British Columbia
                   Canada V6E 2V1
--------------------------------------------------------------------------------

     There are no arrangements or understanding among the entities and individuals referenced above or their respective associates concerning election of directors or any other matters which may require shareholder approval.

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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhbits.

         Settlement Agreement dated December 12, 2001 between Eduverse.Com and Investor Communications International, Inc.




                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            EDUVERSE.COM


Date: February 8, 2002                      By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President




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                              SETTLEMENT AGREEMENT



     THIS AGREEMENT is entered into as of this 12th day of December, 2001 by and between Eduverse.com, a Nevada corporation (the "Company") and Investor Communications International, Inc. ("Investor").

                                    RECITALS:

     WHEREAS, the Investor has performed consulting and management services for the Company in the past whereby the Company is indebted to Investor in the aggregate amount of $37,480.55 for certain financial, administrative and managerial services performed by Investor, and/or advances provided by Investor, and/or accrued interest on unpaid amounts due to Investor thereunder; and

     WHEREAS, the Company is indebted to Investor for repayment of such aggregate amount of $37,480.55; and

     WHEREAS, the Company and Investor acknowledge that the aggregate amount of $37,480.55 is due and owing Investor (the "Debt"); and

     WHEREAS, the Company agrees to issue to Investor 249,870 shares of its restricted common stock at $0.15 per share (the "Shares") as full and complete satisfaction of the Debt pursuant to Company Board of Directors authorized resolution dated December 12, 2001.


                                    AGREEMENT

     1. The Company shall issue to Investor 249,870 shares in full and complete satisfaction of the Debt.

     2. Investor agrees to accept the issuance and delivery of 249,870 Shares in full settlement and satisfaction of the Debt, and further agrees to release and forever discharge the Company from any and all causes of action, debts, sums of money, claims and demands whatsoever, in law or in equity, related to the Debt.

     3. Investor is aware that the Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). Investor understands that the Shares are being issued in reliance on the exemption from registration provided by Section 4(2) thereunder. Investor understands that it may be required to bear the economic risk of this investment for an indefinite period of time because there is currently no trading market for the Shares and the Shares cannot be resold or otherwise transferred unless applicable federal and state securities laws are complied with or exemptions therefrom are available.

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     4. Investor represents and warrants that the Shares are being acquired solely for Investor's own account, for investment purposes only, and not with a view to or in connection with, any resale or distribution. Investor understands that the Shares are nontransferable unless the Shares are registered under the Securities Act and under any applicable state securities law or an opinion of counsel satisfactory to the Company is delivered to the Company to the effect that any proposed disposition of the Shares will not violate the registration requirements of the Securities Act and any applicable state securities laws. Investor further understands that the Company has no obligations to register the Shares under the Securities Act or to register or qualify the Shares for sale under any state securities laws, or to take any other action, through the establishment of exemption(s) or otherwise, to permit the transfer thereof.

     5. Investor has had an opportunity to ask questions of and received answers from the officers, directors and employees of the Company or a person or persons acting on its or their behalf, concerning the financial position of the Company.

     6. This Settlement Agreement shall be effective as of December 12, 2001, and shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors.

                                     EDUVERSE.COM,
                                     a Nevada Corporation


                                     By: /s/ Grant Atkins
                                     --------------------
                                     Grant Atkins
                                     President


                                     INVESTOR COMMUNICATIONS INTERNATIONAL, INC.



                                     By:
                                     ---------------------
                                     President